QUAKER® INVESTMENT TRUST                                           Supplement dated February 4, 2009

To the Prospectus Dated October 28, 2008 for the
QUAKER MID-CAP VALUE FUND
QUAKER SMALL-CAP GROWTH TACTICAL ALLOCATION FUND

The following information supplements, and to the extent inconsistent therewith, supersedes, certain information in the Prospectus.  Defined terms not otherwise defined in this supplement have the same meaning as set forth in the Statement of Additional Information.

Effective January 1, 2009, the following information replaces similar text found in the Traditional Funds Prospectus, in the section entitled “Sub-Advisers and Portfolio Managers” on page 20 under the sub-heading “Quaker Mid-Cap Value Fund.”

The following individuals are primarily responsible for the day-to-day management of the Fund:

Joseph G. Kinnison, CFA, a Vice President, is the Co-Portfolio Manager of the Mid Cap Value portfolios.  Immediately prior to joining KCM, Joe was a principal and portfolio manager at Tice Asset Management, a long/short hedge fund.  For the previous six years, Joe worked for American Express Financial Advisors as an equity analyst in the asset management group, then a short analyst and portfolio manager in the hedge fund group.  He has an MS from the University of Wisconsin – Madison in Finance, Investment, and Banking, and Joe graduated magna cum laude from Rockhurst College with a BSBA degree in Economics and Finance.

Frank Latuda, Jr., CFA, a Vice President, Director, and the Chief Investment Officer, is the Co-Portfolio Manager of the Mid Cap Value portfolios. He has been the Portfolio Manager of the Small Cap Value I portfolio since 2000 and is the Portfolio Manager for the All Cap Value portfolios.  Frank also serves as the chairman of the Investment Policy Committee.  He joined KCM as an equity analyst in 1997, and served as Director of Research from 1998 until 2000. He also either managed or co-managed the Mid Cap Value portfolios from 2002 until 2006.  Frank earned his BS in Electrical Engineering from the University of Notre Dame, as well as a MS in Electrical Engineering and an MBA from the University of Illinois.

Effective January 1, 2009, the following information replaces similar text in the Tactical Allocation Prospectus, in the section entitled “Sub-Advisers and Portfolio Managers” on page 15 under the sub-heading “Quaker Small-Cap Growth Tactical Allocation Fund.”

The following individual is primarily responsible for the day-to-day management of the Fund.

Stephen W. Shipman, CFA – Executive Vice President and Director of Research of Bjurman.  He joined Bjurman in 1997 after serving as Chief Executive Officer for Spot Magic, Incorporated.  He serves as Portfolio Manager and a Principal Member of Bjurman’s Investment Policy Committee.

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